MAI SYSTEMS CORPORATION

                      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                    May 20, 1997

TO ALL STOCKHOLDERS:

   NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders of MAI Systems Corporation (the "Company" or "MAI"), a Delaware corporation, will be held at The Century Plaza Hotel & Towers, 2025 Avenue of the Stars, Los Angeles, California, on Tuesday, May 20, 1997 at 10:00 a.m., for the following purposes:

     1. To elect four directors to serve for the ensuing year and until their successors are elected.

     2.  To  approve  an  amendment  to  the  Company's   Amended  and  Restated
Certificate of Incorporation to authorize the issuance of up to 1,000,000 shares of $0.01 par value Preferred Stock.

     3. To approve an amendment to the 1993 Employee Stock Option Plan (the "Plan") in order to increase the number of shares of Common Stock reserved for issuance thereunder by 250,000 shares to an aggregate of 1,250,000 shares, to permit the grant of options at less than fair market value on the date of grant only when expressly granted in lieu of a reasonable amount of salary or cash bonus and to limit the repricing of out-of-the money stock options.

     4. To transact such other business as may properly come before the meeting and any adjournment(s) thereof.

   Only stockholders of record at the close of business on April 8, 1997 are entitled to notice of and to vote at the Annual Meeting.

   All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person, even though he or she has returned a Proxy.


                                Stanley P. Witkow
                                    Secretary
Irvine, California
April 29, 1997





-----------------------------------------------------------------------------
                               YOUR VOTE IS IMPORTANT
-----------------------------------------------------------------------------

    In order to ensure your representation at the meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope.
------------------------------------------------------------------------------

                            MAI SYSTEMS CORPORATION

                                PROXY STATEMENT


                 INFORMATION CONCERNING SOLICITATION AND VOTING


General


   The enclosed Proxy is solicited on behalf of MAI Systems Corporation ("MAI" or the "Company") for use at the 1997 Annual Meeting of Stockholders ("Annual Meeting") to be held Tuesday, May 20, 1997, at 10:00 a.m., local time, and at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at The Century Plaza Hotel & Towers, 2025 Avenue of the Stars, Los Angeles, California. The Company's principal executive offices are located at 9601 Jeronimo Road, Irvine, California 92618 and its main telephone number is (714) 598-6000. These proxy solicitation materials were mailed on or about April 29, 1997, to all stockholders entitled to vote at the Annual Meeting.


Record Date and Outstanding Shares


   Stockholders of record at the close of business on April 8, 1997 (the "Record
Date"), are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 8,643,776 shares of the Company's $0.01 par value Common Stock
("Common  Stock"),  were  outstanding.  The closing price on the American  Stock
Exchange for the Common Stock on the Record Date, as reported in The Wall Street
Journal, was $5.75 per share. The Company was aware of the following beneficial owners of more than 5% of its Common Stock as of the Record Date:

                                                Number of  Percentage
             Name and Address                     Shares   Of Class

             Richard S. Ressler                 1,414,791(1)   14.1%
             c/o Orchard Capital Corporation
             10960 Wilshire  Boulevard Suite 500
             Los Angeles, California 90024

             CPI Securities LP group (2)        1,705,500      16.9

             CSA (3)                              517,319       5.1



     (1) Includes 675,000 shares of Common Stock which Mr. Ressler may purchase pursuant to warrants which are exercisable in full at this time. See "Certain Transactions with Management".

     (2) CPI Securities L.P., Canpartners Incorporated, The Value Realization Fund L.P., The Canyon Value Realization Fund (Cayman), Ltd., GRS Partners II, Mitchell R. Julis, Joshua S. Young, Douglas Claman and Michael McCarthy, as a group, beneficially own 1,705,000 shares of Common Stock, including 750,000 shares issuable upon exercise of warrants held by CPI Securities LP group. The address of all of the above-referenced entities other than The Canyon Value Realization Fund (Cayman) , Ltd. and GRS Partners II is 9665 Wilshire Boulevard, Suite 200, Beverly Hills, California 90212; the addresses for The Canyon Value Realization Fund (Cayman), Ltd. and GRS Partners are c/o MeesPierson (Cayman) Limited, British American Center, Phase 3, Dr. Roy's Drive, Grand Cayman, B.W.I. and c/o Grosvenor Capital Management, L.P., 333 West Wacker Drive, Suite 1600, Chicago, Illinois 60606.

     (3) The shares are held by Computer Systems Advisors (Private) Limited and CSA Pte Ltd (collectively, "CSA"). CSA's address is 221 Henderson Road, 08-01 Henderson Building, Singapore 0315


Revocability of Proxies


   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company before the Annual Meeting a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Voting and Solicitation

   On all matters other than the election of directors, each share has one vote.

   The cost of soliciting proxies will be borne by the Company. The Company has retained the services of Georgeson & Company Inc. ("Georgeson") to aid in the solicitation of proxies from brokers, bank nominees and other institutional owners. The Company estimates that it will pay Georgeson a fee not to exceed $5,000 for its services and will reimburse Georgeson for certain out-of-pocket expenses estimated to be not more than $10,000. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.


Deadline for receipt of Stockholder Proposals

   Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 1998 Annual Meeting of Stockholders must be received by the Company no later than January 15, 1998, in order to be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting.


                                   PROPOSAL I

                             ELECTION OF DIRECTORS


General


   A board of four directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's four nominees named below, all of whom are currently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting (neither of which events is expected), the proxies will be voted for such nominee as shall be designated by the current Board of Directors to fill the vacancy.


Vote Required


   A quorum comprising the holders of the majority of the outstanding shares of Common Stock on the Record Date must be present or represented by proxy for the transaction of business at the Annual Meeting. Each share may vote for up to four director-nominees. Votes may not be cumulated. If a quorum is present, the four nominees receiving the highest number of votes will be elected to the Board of Directors, whether or not such number of votes for any individual represents a majority of the votes cast. Votes withheld and broker non-votes will be counted for purposes of determining the presence or absence of a quorum but have no other effect under Delaware law in the election of directors.


   The term of office of each person elected as a director will continue until the next Annual Meeting or until his successor has been elected and qualified.


   Management recommends a vote "FOR" each of the nominees listed below.


Nominees


     The names of the nominees, their ages at the Record Date and certain other information about them are set forth below.




   Name of Nominee               Age       Principal Occupation       Director
                                                                      Since

   Richard S. Ressler             38  Chairman of the Board, MAI         1995
                                      Systems Corporation; President
                                      and Chief Executive Officer,
                                      Orchard Capital Corporation,
                                      an investment and management
                                      consulting firm

   George G. Bayz                 43  President  and Chief Executive     1995
                                      Officer, MAI Systems
                                      Corporation

   Alan A. Gleicher               44  Senior Vice President, Sales,      1995
                                      Intuit
                                      Inc., a financial management
                                      products computer software
                                      company

   Morton O. Schapiro             43  Dean, College of Letters, Arts     1995
                                      and Sciences, University of
                                      Southern California

   There is no family relationship between any director and any executive officer of the Company.


   Richard S. Ressler was named President and Chief Executive Officer of the Company in October 1994 and was elected to the Company's Board of Directors in February 1995. He served as President until May 1995 and as Chief Executive Officer until February 1997. In May 1995 he became Chairman of the Board of Directors. Mr. Ressler is President and Chief Executive Officer of Orchard Capital Corporation ("Orchard"), an investment and consulting firm which he formed in January 1994 for the purpose of providing financial and operational consulting services. From July 1988 until January 1, 1994, Mr. Ressler held various executive positions at Brooke Group, Ltd. ("BGL") and BGL's predecessor company, Brooke Partners, LP, and their various respective subsidiaries and affiliates including Liggett Group, Inc., a tobacco products producer. From July 1990 to April 1993, he was a director, and from November 1990 to April 1993, he was Executive Vice President, of BGL. He has been a director of New Valley Corporation since August 1990. In March 1997, Mr. Ressler became President and Chief Executive Officer of JFAX Communications, Inc., a telecommunications firm. He is also a managing member of CIM Group LLC, a real estate investment, development and management company.


   George G. Bayz was elected President and Chief Executive Officer of the Company in February 1997 and had been its President and Chief Operating Officer since May 1995. He became a director in July 1995. He joined the Company in July 1994 as Vice President, Sales and Marketing. From April 1993 until July 1994, Mr. Bayz was a senior vice president of the Corum Group, Ltd., an investment banking firm specializing in mergers and acquisitions of information technology companies. From January 1992 to March 1993, he was acting president of Blue Sheet, Inc., a start-up on-line information services provider.


   Alan A. Gleicher was appointed to the Company's Board of Directors in July 1995. Since December 1993, he has been Vice President, Sales, and since March 1997, he has been Senior Vice President, Sales, of Intuit Inc., a developer and marketer of financial management computer software products. From September 1990 until its December 1993 acquisition by Intuit, Mr. Gleicher was president of the personal products division of ChipSoft, Inc.


   Morton O. Schapiro was appointed to the Company's Board of Directors in July 1995. Since, July 1991, he has been a professor of Economics at the University of Southern California, and since July 1994 he has served as the Dean of the College of Letters, Arts and Sciences at the University of Southern California. Since October 1992, Mr. Schapiro has been a director of The Griffin Funds Incorporated, a management subsidiary of Home Savings of America.

Executive Officers

   The name, age and title of each executive officer of the Company (other than executive officers who are nominees for director set forth above), business experience for at least the past five years and certain other information concerning each such executive officer has been furnished by the executive officer and is set forth below. Executive officers are elected by the Board of Directors following the annual meeting of the Company's stockholders.

Name (Age)                    Title,    Business    Experience    and   Other
                              Directorships

Lewis H. Stanton (42)   Executive   Vice   President,    Chief   Operating   and
                        Financial  Officer.  Mr.  Stanton  joined the Company in
                        February  1997.  From  July  1996  until he  joined  the
                        Company,   Mr.   Stanton  was  president  of  Stanton  &
                        Associates,  a  consulting  company  and from  September
                        1996 to January  1997,  he was chief  executive  officer
                        (acting)  of  Worldsite  Networks,   Inc.,  an  internet
                        access  provider.  From  September 1988 until July 1996,
                        Mr.  Stanton  was  chief   financial   officer  of  Data
                        Analysis,   Inc.,   the  parent  company  of  Investor's
                        Business Daily.


Stanley P. Witkow (48)  Vice   President,   Corporate   and  Legal  Affairs  and
                        Secretary.   Mr.   Witkow   has  been  Vice   President,
                        Corporate and Legal Affairs,  since  September  1995. He
                        joined the  Company in July 1994 as Vice  President  and
                        General  Counsel  and  Secretary.  From March 1993 until
                        its February 1994 sale to SoftKey  International,  Inc.,
                        Mr.    Witkow   was   General    Counsel   of   WordStar
                        International Incorporated, a microcomputer software publisher. From December 1991 to October 1992, Mr.
                        Witkow was assistant to the  president of  Communication
                        Intelligence Corporation, a developer of pen computer software including handwriting recognition products.



Board Meetings and Committees


   The Board of Directors held seven meetings during the year ended December 31, 1996 and conducted business by written consent. The Board of Directors has an Audit Committee and a Compensation Committee. It does not have a Nominating Committee.

   The Audit Committee currently consists of Messrs. Schapiro (chairman), Gleicher and Ressler. The Audit Committee held one meeting during 1996. The Audit Committee recommends engagement of the Company's independent auditors and is primarily responsible for approving the services performed by the Company's independent auditors and reviewing and evaluating the Company's accounting policies and its system of internal accounting controls.

   The Compensation Committee currently consists of Messrs. Gleicher (chairman), Ressler and Schapiro. The Compensation Committee met twice during 1996. The Compensation Committee reviews and approves the Company's executive compensation policies.

   During 1996, each incumbent director attended all of the meetings of the Board of Directors and the committees of which they were members.


Director Compensation

   The Company pays fees of $3,000 per calendar-year quarter to each of its non-employee directors, and $1,000 for each Board or Committee meeting which is attended in person or telephonically. Additionally, the Company reimburses directors for their reasonable travel expenses to attend meetings.

   The Company's Non-Employee Directors Stock Option Plan (the "Directors' Plan") provides for the grant of nonstatutory stock options to non-employee directors. Under the Directors' Plan, each non-employee director who is not the holder of 5% or more of the outstanding shares of Common Stock is granted a nonstatutory option to purchase 31,250 shares of Common Stock on the date of his or her appointment to the Board. Thereafter, each non-employee director is automatically granted a nonstatutory option to purchase 6,250 shares of Common Stock on the date of each annual meeting of stockholders at which each such non-employee director is reelected, provided that on such date, he or she has served on the Board of Directors for at least six months. Options granted pursuant to the Directors' Option Plan vest as to 20% of the initial grant six months following the date of grant and as to 20% on each successive term to which the director is reelected to the Board. Subsequent grants vest, if at all, on the director's reelection to the Board four years hence. The Directors Plan provides that upon a change of control all options granted pursuant to the plan shall become immediately exercisable in full. The Directors' Plan provides that the exercise price of the options granted thereunder shall be equal to the fair market value of the Common Stock on the date of grant of the option. Options granted pursuant to the Directors' Plan have a term of ten years and options granted pursuant to the Directors' Plan may be exercised only while the optionee is a director of the Company or within one year after termination of service as a director. No options were exercised pursuant to the Directors Option Plan in 1996.


Compensation Committee Interlocks and Insider Participation


   The Compensation Committee currently consists of Messrs. Gleicher, Ressler and Schapiro. The Company has no interlocking relationships or other transactions involving any of its Compensation Committee members that are required to be reported pursuant to applicable Securities and Exchange Commission rules. One current officer of the Company, Richard S. Ressler, and no former officers of the Company, serves on the Compensation Committee.


                        SECURITY OWNERSHIP OF MANAGEMENT


   The following table sets forth the beneficial ownership of Common Stock as of the Record Date, by each director, by each of the executive officers named in the Summary Compensation Table, and by all directors and executive officers as a group.

                                             Number of    Approximate
         Name                                  Shares     Percentage
                                           Beneficially      Owned
                                               Owned

         Richard S. Ressler (1)..........  1,414,791         14.1%
         George G. Bayz (2)..............     77,583           *
         Alan A. Gleicher (3)............     18,750           *
         Morton Schapiro (3).............     18,750           *
         Lewis H. Stanton ...............          0           *
         W. Brian Kretzmer (4)                41,666           *
         Stanley P. Witkow (4)...........     43,666           *
         All current directors and
           executive officers              1,615,206          16.0%
           as a group (6 persons) (5)



   *  Less than 1%

     (1) Includes warrants to purchase 675,000 shares of Common Stock held by Mr. Ressler which are exercisable by Mr. Ressler at or within 60 days of the Record Date.


     (2) Includes 74,583 shares issuable upon exercise of options held by Mr. Bayz exercisable within 60 days of the Record Date.


     (3) Includes 18,750 shares issuable upon exercise of options held by Messrs. Gleicher and Schapiro within 60 days of the Record Date (assuming their reelection to the Board of Directors).


     (4) Includes 41,666 shares issuable upon exercise of options held by Messrs. Kretzmer and Witkow within 60 days the Record Date. (5)Includes 870,415 shares issuable upon exercise of options held by directors and executive officers and warrants held by Mr. Ressler exercisable at or within 60 days of the Record Date.

                             EXECUTIVE COMPENSATION

Summary Compensation Table


   The following table shows, as to the Chief Executive Officer and as to each of the other three executive officers during the last fiscal year, information concerning all compensation paid for services to the Company in all capacities during the last three fiscal years.



                           SUMMARY COMPENSATION TABLE

                                                         Long Term
                        Annual Compensation            Compensation
                       -----------------------            Awards

                                                 Other
                                                 Annual   Securities  All Other
                                            Compensation Underlying Compensation
 Name and Principal Year  Salary   Bonus ($)(1)   ($)      Options(#)  ($)(2)
      Position              ($)

Richard S.Ressler(3)1996 $258,000 $1,187,500(4)  $ 0          $0      $ 0
  Chairman of the   1995  240,000        0         0           0        0
  Board             1994   94,601      N/A         0     625,000(5)     0

George G. Bayz      1996  216,346        0         0      78,750        0
  President and     1995  172,000   44,200         0      93,750       180
  Chief Executive   1994   76,923        0         0           0        0
  Officer

Lewis H. Stanton    1996    N/A        N/A       N/A       N/A         N/A
  Executive Vice    1995    N/A        N/A       N/A       N/A         N/A
  President and     1994    N/A        N/A       N/A       N/A         N/A
  Chief Operating
  and Financial
  Officer

W. Brian Kretzmer   1996  185,077         0         0     15,000        0
  (Former) Vice     1995  172,000    23,580         0     62,500        0
  President, Chief  1994  172,000         0         0          0        0
  Financial Officer;
  (current) Vice
  President,
  Business
  Development

Stanley P. Witkow   1996  172,000         0         0     15,000        0
  Vice President,   1995  172,000    24,000         0     62,500       180
  Corporate and     1994   76,923         0         0          0        0
  Legal Affairs




     (1) Amounts stated include bonus amounts earned in fiscal 1995 by executive officers and paid in fiscal 1996.

     (2) Amounts stated reflect contributions made by the Company to such executive officer's account under the Company's 401(k) Plan.

     (3) Mr. Ressler is an employee of Orchard Capital Corporation, which provides his services through a consulting agreement between it and the Company.

     (4) A bonus in the amount of $1,187,500 which was earned January 2, 1996, when the conditions precedent to the award of such bonus were satisfied.

     (5) Warrant issued to Orchard Capital Corporation (and immediately transferred to Mr. Ressler) in connection with the agreement pursuant to which it supplies the services of Mr. Ressler. See "Certain Transactions with Management".

Options Granted in Last Fiscal Year

   The following table sets forth certain information regarding grants of stock options made during the fiscal year ended December 31, 1996 to the Company's executive officers named in the Summary Compensation Table:



                       OPTION GRANTS IN LAST FISCAL YEAR
                                Individual Grants

                    -------------------------------------
                                %of
                    Number      Total                         Potential
                    of          Options                       Realizable Value
                    Securities  Granted                       at Assumed Annual
                    Underlying  to                            Rates of Stock
                    Options     Employees                     Price Appreciation
                                in         Exercise           Option Term (1)
Name                Granted     Fiscal      Price               5%($)    10%($)
                      #(2)      Year    ($/sh)(3)(4)

Richard S. Ressler   None       N/A        N/A        N/A      N/A       N/A
George G. Bayz....  78,750      20.7%      $9.75   5/21/06   $482,873 $1,223,695
Lewis H. Stanton..    None      N/A        N/A        N/A      N/A       N/A
W. Brian Kretzmer   15,000       3.9        9.75   5/21/06    91,975   233,085
Stanley P. Witkow.  15,000       3.9        9.75   5/21/06    91,975   233,085



See notes on following page

     (1) Potential realizable value is based on the assumption that the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not represent an estimate by the Company of future stock price growth.

     (2) All stock options granted have ten year terms and are generally exercisable (a) with respect to 33-1/3% of the shares covered thereby on the anniversary of the date of grant, with full vesting occurring three years following the date of grant, or (b) as to 100% of the grant on the third anniversary of the date of grant. See "--Employment Contracts and Change of Control Agreements" for provisions regarding acceleration of the vesting of options under certain circumstances.

     (3) Options were granted at an exercise price equal to the fair market value of the NASDAQ Electronic Bulletin Board and, after the Common Stock was listed on the American Stock Exchange (the "AMEX"), on the AMEX.

     (4) The exercise price and tax withholding obligations may be paid in cash and, subject to certain conditions or restrictions, by delivery of already-owned shares or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.


Aggregated  Option  Exercises  in Last  Fiscal  Year and Fiscal  Year End Option
Values

   No options were exercised by any of the executive officers during the year ended December 31, 1996. The value of the options held at the end of the year are set forth in the following table:


               VALUE OF UNEXERCISED STOCK OPTIONS AT END OF YEAR

                              Number of Securities       Value of Unexercised
                             Underlying Unexercised      In-the-Money Options
Name                       Options at Fiscal Year-End     at Fiscal Year-End
                                       (#)                      ($)(1)
                            Exercisable/Unexercisable Exercisable/Unexercisable


Richard S. Ressler (2)..     625,000              0     $2,914,063         N/A
George G. Bayz..........      31,249        141,251       143,615     $ 287,244
Lewis H. Stanton........         N/A            N/A           N/A           N/A
W. Brian Kretzmer.......      20,833         56,667       102,342       204,689
Stanley P. Witkow.......      20,833         56,667       102,342       204,689


     (1) Market value of underlying securities at fiscal year end ($6.52 per share), minus the exercise price.

     (2) Represents Mr. Ressler's warrant to purchase up to 625,000 shares of Common Stock at $1.90 per share

Employment Contracts and Change of Control Arrangements

   The Company currently has no employment contracts with any of the Company's executive officers named in the Summary Compensation Table above (but it does have a consulting agreement with Orchard Capital Corporation which supplies the services of Richard S. Ressler, its President and Chief Executive Officer. See "--Certain Transactions with Management"). The Company's 1993 Employee Stock Option Plan provides that upon a change of control all options granted pursuant to the plan shall become immediately exercisable in full.

Certain Transactions with Management

   The services of Richard S. Ressler, Chairman of the Company, are provided pursuant to an agreement with Orchard Capital Corporation ("Orchard"), which is his employer. Pursuant to that agreement (which expires in August 1997), Orchard agreed to provide Mr. Ressler's services on a non-exclusive basis. Orchard is paid $24,000 per month during the term of the agreement. Additionally, Orchard has been granted warrants (which Orchard immediately transferred to Mr. Ressler) to purchase up to 625,000 and 50,000 shares of the Company's Common Stock at $1.90 and $7.50 per share, respectively. The warrants are currently exercisable as to all shares. The Warrant to purchase 625,000 shares expires August 14, 1999 and the Warrant to purchase 50,000 shares expires March 5, 2002.

       REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON
                             EXECUTIVE COMPENSATION
General

      From April 12, 1993 to January 27, 1994, the Company conducted its corporate governance and business affairs, including matters relating to executive compensation, subject to the supervision and approval of the United States Bankruptcy Court in connection with the Company's bankruptcy proceedings under Chapter 11 of the Bankruptcy Act. The policy of the Company regarding the compensation of its executive officers, which was disclosed in the First Amended Disclosure Statement dated as of October 19, 1993, was to maintain a total compensation program which would retain the services of key executives and (a) assure the availability of their skills for the benefit of the Company, (b) secure to the Company freedom from competition by such persons within reasonable and lawful limits, and (c) provide appropriate base compensation, benefits and financial incentives through bonus, severance and other employment-related programs. Since emerging from bankruptcy proceedings, the Compensation Committee of the Board of Directors recommends, subject to the Board's approval, executive compensation, including the compensation of the Chairman and the Chief Executive Officer. The Compensation Committee or the Board of Directors determines and approves stock option grants for all employees, including the Chief Executive Officer. The Committee currently comprises two independent, non-employee directors, and one director, whose services are provided pursuant to a consulting agreement with his employer (see "Executive Compensation--Certain Transactions with Management").

      Compensation Philosophy

      The Company operates in the highly competitive and rapidly changing high technology industry. The goals of the Company's compensation program are to align compensation with the Company's overall business objectives and performance, to foster teamwork and to enable the Company to attract, retain and reward employees who contribute to its long-term success. The Committee also seeks to establish compensation policies that allow the Company flexibility to respond to changes in its business environment.

      Compensation Components

      Compensation for the Company's executive officers generally consists of salary, annual incentive and stock option awards. The Committee assesses past performance and anticipated future contribution of each executive officer in establishing the total amount and mix of each element of compensation.

      Salary. The salaries of the executive officers, other than the Chairman, are determined annually by the Compensation Committee with reference to salaries paid to executives with similar responsibilities at comparable companies, primarily in the high technology industry. The peer group for each executive officer is composed of executives whose responsibilities are similar in scope and content. The Company seeks to set executive compensation levels that are competitive with the average levels of peer group compensation.

      Annual Incentive. The Committee annually reviews and approves an executive compensation plan. A target, expressed as a percentage of salary, is established for each officer, based on the scope of his or her responsibility. For 1996, the targets for executive officers ranged from 30% to 50% of salary. The actual payment is computed as a percentage of that target based on the Company's performance in achieving specified objectives, and the individual performance of executives. No incentive compensation was paid (or accrued) pursuant to the plan based on 1996 performance.

      Stock Options. Stock option awards are designed to align the interests of executives with the long-term interests of the stockholders. The Committee approves option grants subject to vesting periods (usually over a three-year period or as to 100% of the grant on the third anniversary of the grant) to retain executives and encourage sustained contributions. The exercise price of options is the market price on the date of grant.

      The Company is subject to Section 162(m) of the Internal Revenue Code, adopted in 1993, which limits the deductibility of certain compensation payments to its officers. The Company does not have a policy requiring the Committee to qualify all compensation for deductibility under this provision. The Company does not currently have any non-deductible compensation plans. The Company believes that any compensation expense incurred in connection with the exercise of stock options granted under its 1993 Employee Stock Option Plan will continue to be deductible as performance-based compensation.

Compensation of Chairman and Former Chief Executive Officer

      Mr. Ressler's services as Chairman (and formerly as Chief Executive Officer) have been provided pursuant to a consulting agreement dated August 15, 1994 (amended as of August 16, 1996 with Orchard Capital Corporation, Mr. Ressler's employer. Pursuant to that agreement, Orchard was paid $20,000 per month up through and including August 15, 1996 and is currently paid $24,000 per month, for Mr. Ressler's services. Finally, in March 1997, Orchard was issued a warrant to purchase up to 50,000 shares of Common Stock at $7.50 (which it immediately transferred to Mr. Ressler). The warrant is fully exercisable.

      In evaluating the compensation paid to Orchard pursuant to the consulting agreement and the amendment thereto, the Compensation Committee commissioned an independent compensation consulting organization which considered, among other things, compensation for senior executives in turn-around companies and concluded that the compensation arrangements were fair and reasonable and in the best interests of the Company.

      Other than reimbursement for reasonable expenses incurred in connection with the services it renders to the Company, neither Orchard nor Mr. Ressler receive any other compensation from the Company and Mr. Ressler does not participate in the Company's stock option plans.

      Respectfully submitted,

            Alan A. Gleicher, Chairman
            Richard S. Ressler
            Morton O. Schapiro

Compliance with Section 16(a) of the Exchange Act


     Section 16(a) of the Securities Exchange Act of 1934 as amended (the "Exchange Act") requires the Company's officers (as defined in Rule 16a-1(f), directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it and written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that all filing requirements applicable to its officers, directors and 10% stockholders were complied with during the fiscal year ended December 31, 1996.

                               PERFORMANCE GRAPH


     Set forth below is a line graph comparing the annual percentage change in the cumulative return to the stockholders of the Company's Common Stock with the cumulative return of the S&P 500 Index and the S&P Computer Systems Index for the period commencing April 1, 1994 (the month during which the Company first issued shares of its new Common Stock pursuant to its Chapter 11 Plan of Reorganization) and ending December 31, 1996. The information contained in the performance graph shall not be deemed "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 as amended (the "Securities Act") or Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing. The stock price performance on the following graph is not necessarily indicative of future stock price performance.





                                        Cumulative Total Return
                                    ---------------------------------
                                    4/08/94  12/94     12/95   12/96
                                    ---------------------------------

MAI SYSTEMS CORPORATION      NOW       100    1176     3971     3860

S & P 500                    I500      100    105      145      178

S&P COMPUTERS                ICSF      100    120      169      262
 (Software & Services)

     * Assumes $100 invested on April 8, 1994 in stock or on March 31, 1994 in the respective index--including reinvestment of dividends. Fiscal year ending December 31.

                                  PROPOSAL II


        AMENDMENT TO AMENDED AND RESTATED CERTIFIFICATE OF INCORPORATION


General


     The Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") does not currently authorize the issuance by the Company of any shares of preferred stock. On March 6, 1997, the Board of Directors approved a proposed amendment to the Company's Certificate of Incorporation which, if approved by the stockholders, would create and authorize 1,000,000 shares of preferred stock, $0.01 par value ("Preferred Stock"), of the Company. The text of the proposed Articles Fourth and Fifth to the Certificate of Incorporation is set out in Appendix A.


     The proposed creation and authorization of Preferred Stock has been recommended by the Board to assure that an adequate supply of authorized and unissued shares of Preferred Stock is available for general corporate needs. The availability of shares of Preferred Stock for issue without the delay and expense of obtaining the approval of stockholders at a special meeting will afford the Company greater flexibility in taking corporate action.


     The newly authorized Preferred Stock may be used by the Company for any proper corporate purpose. Such purposes might include, without limitation, issuance as part or all of the consideration required to be paid by the Company in the acquisition of other businesses or properties, or issuance in public or private sales for cash as a means of obtaining additional capital for use in the Company's business and operations. There are no transactions presently under review by the Board which contemplate the issuance of Preferred Stock by the Company.


     If approved by the stockholders, the Preferred Stock will be available for issue from time to time for such purposes and consideration as the Board may approve and no further vote of the stockholders of the Company will be required, except as required under the Delaware General Corporation Law or the rules of any national securities exchange or quotation system, such as the American Stock Exchange, on which shares of the Company are at the time listed or quoted.


     The Board would authorize the Company's Certificate of Incorporation, as amended, without the necessity of further action or authorization by the Company's stockholders, except as provided under the Delaware General Corporation Law or the rules of any national securities exchange or quotation system on which the shares of the Company are at the time listed or quoted, to issue Preferred Stock from time to time in one or more series or classes, and to fix by resolution the designations, relative rights, preferences and limitations of each such series or class. Each series or class of Preferred Stock could, as determined by the Board at the time of issuance, rank with respect to dividends, sinking fund provisions and conversion, voting, redemption and liquidation rights, senior to the Common Stock.


     It is not possible to state the precise effects of the authorization of shares of Preferred Stock upon the rights of the holders of the Company's Common Stock until the Board determines the respective preferences, limitations and relative rights of the holders of each class or series of the Preferred Stock. However, such effects might include: (a) reduction of the amount otherwise available for payment of dividends on the Common Stock; (b) restrictions on dividends on the Common Stock; (c) dilution of the voting power of the Common Stock to the extent that the Preferred Stock had voting rights; (d) conversion rights of the Preferred Stock into Common Stock at such prices as the Board determines, which could include issuance at below the fair market value or original issue price of the Common Stock; and (e) the holders of Common Stock not being entitled to share in the Company's assets upon liquidation or until satisfaction of any liquidation preference granted to holders of the Preferred Stock.

     Although the Board would authorize the issuance of Preferred Stock based on its judgment as to the best interests of the Company and its stockholders, the issuance of authorized Preferred Stock could have the effect of diluting the voting power per share and could have the effect of diluting the book value per share of the outstanding Common Stock. In addition, the issuance of shares of Preferred Stock could, in certain instances, render more difficult or discourage a merger, tender offer or proxy contest and thus potentially have an "anti-takeover" effect, especially if Preferred Stock were issued in response to a potential takeover. In addition, additional issuances of authorized Preferred Stock can be implemented, and have been implemented by some companies in recent years, with voting or conversion privileges, intended to make acquisition of the Company more difficult or more costly. Such an issuance would deter the types of transactions that may be proposed or could discourage or limit the stockholders' participation in certain types of transactions that might be proposed (such as a tender offer), whether or not such transactions were favored by the majority of the stockholders, and could enhance the ability of officers and directors to retain their positions.


     The affirmative vote of holders of a majority of the shares of Common Stock outstanding and entitled to vote at the meeting is required to adopt the proposed amendment to the Company's Certificate of Incorporation creating and authorizing a class of Preferred Stock of the Company. If the amendment is not approved by the stockholders, the Company will have no Preferred Stock authorized. With respect to the proposal to amend the Company's Certificate of Incorporation to create shares of Preferred Stock, all shares will be voted FOR or AGAINST, or not voted, as specified on each proxy. If no choice is indicated, a proxy will be voted FOR the proposal to amend the Company's Certificate of Incorporation to create shares of Preferred Stock.


   Management recommends a vote "FOR" the Amendment of the Amended and Restated Certificate of Incorporation.


                                  PROPOSAL III


                 AMENDMENTS TO 1993 EMPLOYEE STOCK OPTION PLAN


General


     At the Annual Meeting, the stockholders are being asked to approve an amendment to the Company's 1993 Employee Stock Option Plan (the "1993 Option Plan"), in order to increase the number of shares reserved for issuance thereunder to 1,250,000 shares of Common Stock, to limit the issuance of non-qualified stock options at less than fair market value only in consideration of reasonable reduction regular or bonus compensation and to limit the authority of the Board of Directors or its committees to reprice out-of-the money options. Currently the 1993 Option Plan provides for the reservation of 1,000,000 shares for issuance pursuant to options granted under the 1993 Stock Option Plan. The text of the proposed amendments is set out in Appendix B.


     At the Record Date, 25,214 shares of Common Stock were available for issuance under the 1993 Option Plan (exclusive of the increase in shares subject to stockholder approval at this Annual Meeting). In addition, at the Record Date, options to purchase 859,625 were outstanding and 115,161 had been purchased pursuant to the exercise of options granted under the 1993 Option Plan at an average exercise price per share of $1.84.


     The 1993 Option Plan is structured to allow the Board of Directors, the Compensation Committee or other authorized committee designated by the Board of Directors broad discretion in determining the participants and the extent of their participation in the 1993 Option Plan for the purposes of attracting, retaining and motivating the best available talent for the successful conduct of the Company's business. The Board of Directors believes the remaining shares under the 1993 Option Plan may be insufficient to accomplish these purposes. Therefore, the Board is proposing the increase to the shares reserved under the 1993 Option Plan discussed herein.

 Summary of the 1993 Option Plan


   The essential features of the 1993 Option Plan are outlined below.


   Purpose

   The purposes of the 1993 Option Plan are to advance the interests of the Company and its stockholders by providing significant incentives to selected officers and key employees of the Company who contribute and are expected to contribute to the success of the Company.


   Eligibility

   Key employees whom the Board of Directors, the Compensation Committee or other committee designated by the Board of Directors to administer the 1993 Option Plan deems to be of special importance to the growth and success of the Company are eligible participants in the plan. Non-employees may not participate in the 1993 Option Plan.

   Administration


     The 1993 Option Plan is administered by the Board of Directors, the Compensation Committee or such other committee (which are collectively referred to herein as the "Committee") as may be appointed by the Board of Directors of the Company, which committee shall consist of not less than two members, all of whom are members of the Board of Directors and "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1994, as amended. Members of the Committee shall not be eligible to participate in the Plan. The Committee shall have full and final authority (i) to interpret the 1993 Option Plan and option agreements promulgated thereunder; (ii) establish rules and regulations concerning the 1993 Option Plan; (iii) make all determinations necessary or advisable for the administration of the 1993 Option Plan; and (iv) correct defects or inconsistencies between any option agreements and the 1993 Option Plan. Committee members receive no additional compensation for their services in connection with the 1993 Option Plan, but do receive the fee of $1,000 for every Compensation Committee meeting they attend. See "Election of Directors--Director Compensation."

     Options

The 1993 Option Plan permits the granting of non-transferable options that either are intended to qualify as incentive stock options ("ISOs") or are not intended to so qualify ("NSOs").

     The exercise price of each ISO may not be less than the higher of the par value or 100% of the fair market value of the shares of Common Stock subject to the option on the date the option is granted. The exercise price of each NSO shall be the amount determined by the Committee, provided that such amount shall not be less than the higher of par value or 85% of the fair market value of the shares of Common Stock subject to the option on the date the option is granted. If the proposed amendment to the 1993 Option Plan is adopted, no options will be granted at less than 100% of the fair market value of the shares on the date of grant unless price reduction is specifically in consideration for a reasonable reduction in such optionee's regular or bonus compensation. To date the Company has granted only NSOs and the Company has not granted Options at exercise prices less than fair market value on the date of grant.

     No ISO may be granted to any holder of ten percent or more of the total combined voting power of all classes of stock of the Company unless at the time of the grant of such option, the exercise price is equal to or greater than 110% of the fair market value of the shares of Common Stock subject to the option. To the extent that the aggregate fair market value of the Common Stock with respect to which ISOs are exercisable for the first time by an optionee during any calendar year exceeds $100,000, such options shall be treated as NSOs.

     The term of each option will be fixed by the Committee but may not exceed ten years from the date of grant (or five years in the case of optionees who own 10% or more of the Common Stock).

     The exercise price of options granted under the 1993 Option Plan, including applicable withholding, must be paid in full by cash, certified check or Common Stock with a fair market value on the exercise date equal to the aggregate exercise price of the options. The Committee has authorized as payment the delivery of a properly executed exercise notice and irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price. The Committee may also authorize payment by any combination of the foregoing methods.

   Under the 1993 Option Plan, in the event of termination of an optionee's employment other than for cause, an option must be exercised within three months following termination of employment or the date of expiration of the option, whichever occurs first, unless the option agreement provides otherwise. In the event an optionee dies while he is an employee of the Company or during the three-month period following his termination, the period within which the option must be exercised is one year from the date of death, unless the option agreement provides otherwise. In the event of termination for cause, any option theretofor granted to such employee shall expire and cease to be exercisable on the date notice of such termination is delivered to the optionee.

   Options granted pursuant to the 1993 Stock Option Plan become immediately exercisable without any further action upon the occurrence of a "change of control" as that term is defined in the plan.

   The granting of options under the 1993 Option Plan by the Committee is subjective and is dependent upon, among other things, an employee's individual performance. Therefore, future option grants to executive officers or employees under the 1993 Option Plan are not determinable.

See"--Participation in the 1993 Option Plan."


   Adjustments for Stock Dividends, Mergers and Other Events

   The Committee is authorized to make appropriate adjustments in connection with outstanding awards under the 1993 Option Plan to reflect stock dividends, stock splits and similar events.

   Amendment and Termination

   The Board may amend, alter, or discontinue the 1993 Option Plan at any time, but such amendment, alteration or discontinuation shall not adversely affect any option then outstanding without the participant's consent. Subject to the specific terms of the 1993 Option Plan described above, the Committee may accelerate any award or option or waive any conditions or restrictions pertaining to such award or option at any time.

   In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act or Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (or any other applicable law or regulation), the Company shall obtain stockholder approval of any 1993 Option Plan amendment in such a manner and to such a degree as required.


Certain United States Federal Income Tax Information

   The following is only a brief summary of the effect of federal income taxation upon the recipient and the Company under the 1993 Option Plan based upon the Code. This summary does not purport to be complete and does not discuss the income tax laws of any municipality, state or country outside the United States in which an optionee may reside.


   Incentive Stock Options


   If an option granted under the 1993 Option plan is an ISO, the optionee will recognize no income upon grant of the ISO and will incur no tax liability due to the exercise unless the optionee is subject to the alternative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an ISO regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after the grant of the ISO and one year after the exercise by the optionee, any gain (or loss) will be treated as long-term capital gain (or loss). If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee subject to reasonableness. Any gain (or loss) recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as a capital gain (or loss).


   Non-Statutory Stock Options


   All options that do not qualify as ISOs are taxed as NSOs. An optionee will not recognize any taxable income at the time he or she is granted an NSO. However, upon the exercise of an NSO, the optionee will recognize ordinary income measured by the excess of the then fair market value of the shares over the option price. The income recognized by an optionee who is also an employee of the Company will be subject to withholding by the Company by payment in cash or out of the current earnings paid to the optionee. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain (or loss). The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of an NSO, subject to reasonableness.

Participation in the 1993 Option Plan


   The grant of options under the 1993 Option Plan to employees is subject to the discretion of the Committee. As of the date of this proxy statement, there has been no determination by the Board with respect to future awards under the 1993 Option Plan. Accordingly, future awards are not determinable. Non-employee directors are not eligible to participate in the 1993 Option Plan. The following table sets forth information with respect to the grant of options to the Named Officers, to all current executive officers as a group and to all other employees as a group during the last fiscal year:


                                 PLAN BENEFITS
                                1993 OPTION PLAN

                                        Securities      Weighted Average
      Name of Individual                Underlying      Exercise Price
                                     Options Granted    Per Share ($/sh)
                                            (#)

    Richard S. Ressler                    N/A                N/A
        Chairman

    George G. Bayz                     172,500              $5.52
        President and Chief
        Executive Officer

    Lewis H. Stanton                       N/A                N/A
        Executive Vice President
        and Chief Operating and
        Financial Officer

    W. Brian Kretzmer                      77,500             3.22
         (Former) Vice  President
         and  Chief Financial
         Officer, (current) Vice
         President, Business
         Development

    Stanley P. Witkow                     77,500              3.22
        Vice President, Corporate
        and Legal Affairs

      All current executive               327,500             3.99
        officers as a group
       (4 officers)

      All other employees as a group      603,793             4.90


Required Vote and Recommendation

   Amendment of the 1993 Option Plan, as described above, requires the affirmative vote of the holders of not less than a majority of the Votes Cast under Delaware Law. Votes against the proposal will be counted only for the purposes of determining (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to the proposal. An abstention will have the same effect as a vote against Proposal
III. Broker non-votes will be counted for purposes of determining whether a quorum is present, but will not be counted as a Vote Cast.

   Management  recommends  a vote "FOR" the  Amendment  to the 1993 Stock Option
Plan.



                 NOTICE OF APPOINTMENT OF INDEPENDENT AUDITORS


   The Board of Directors has selected KPMG Peat Marwick LLP, independent auditors, to audit the consolidated financial statements for the fiscal year ending December 31, 1997. KPMG Peat Marwick LLP has served as the Company's independent auditors since the Company's inception. Notwithstanding the selection, the Board, in its discretion, may direct appointment of new independent auditors at any time during the year, if the Board feels that such a change would be in the best interests of the Company and its stockholders. Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting and are expected to be available to respond to appropriate questions.


                                 OTHER MATTERS


   The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.


THE BOARD OF DIRECTORS


Dated:  April 29, 1997

MAI Systems Corporation
9601 Jeronimo Road
Irvine, California 92618

                                   Appendix A

                              Amendment No 2 to the
                              Amended and Restated
                          Certificate of Incorporation
                     Pursuant to Sections 245 and 303 of the
                     General Corporation Law of the State of Delaware
                       By and on behalf of MAI Systems Corporation


      MAI Systems Corporation, a Delaware corporation organized and existing under and by virtue of the laws of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

      1. The Board of Directors of the Corporation duly adopted a resolution setting forth and declaring advisable the amendment of Articles FOURTH and FIFTH of the Corporation's Certificate of Incorporation so that, as amended, said Articles shall read in their entirety as follows:

      FOURTH: In accordance with the provisions of Section 303 of the General Corporation Law of the State of Delaware, the authorized capital stock of all classes of the Corporation shall consist of 25,000,000 shares at a par value of $0.01 per share.

      FIFTH: The shares of capital stock which the Corporation shall have authority to issue shall be divided into 1,000,000 shares of Preferred Stock, at a par value of $0.01 each, and 25,000,000 shares of Common Stock, at a par value of $0.01 each.

      Shares of Preferred Stock may be issued in one or more series from time to time by the Board of Directors, and the Board of Directors is expressly authorized to fix by resolution or resolutions the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions thereof, of the shares of each series of Preferred Stock, including without limitation the following:

     (a)  the  distinctive   serial  designation  of  such  series  which  shall
distinguish it from other series;

     (b) the number of shares included in such series;

     (c) the dividend rate (or method of determining such rate) payable to the holders of the shares of such series, any conditions upon which such dividends shall be paid and the date or dates upon which such dividends shall be payable;

     (d) whether dividends on the shares of such series shall be cumulative and, in the case of shares of any series having cumulative dividend rights, the date or dates or method of determining the date or dates from which dividends on the shares of such series shall be cumulative;

     (e) the amount or amounts which shall be payable out of the assets of the Corporation to the holders of the shares of such series upon voluntary or involuntary liquidation, dissolution or winding up the Corporation, and the relative rights of priority, if any, of payment of the shares of such series;

     (f) the price or prices at which, the period or periods within which and the terms and conditions upon which the shares of such series may be redeemed, in whole or in part, at the option of the Corporation or at the option of the holder or holders thereof or upon the happening of a specified event or events;

     (g) the obligation, if any, of the Corporation to purchase or redeem shares of such series pursuant to a sinking fund or otherwise and the price of prices at which, the period or periods within which and the terms and conditions upon which the shares of such series shall be redeemed or purchased in whole of in part, pursuant to such obligation;

     (h) whether or not the shares of such series shall be convertible or exchangeable, at any time or times at the option of the holder or holders thereof or at the option of the Corporation or upon the happening of a specified event or events, into shares of any other class or classes or any other series of the same of any other class or classes of stock of the Corporation, and the price or prices or rate or rates of exchange or conversion and any adjustments applicable thereto; and

     (i) whether or not the holders of the shares of such series shall have voting rights, in addition to the voting rights provided by law, and if so the terms of such voting rights. The number of authorized shares of any class or series of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the General Law of the State of Delaware or any corresponding provision hereafter enacted.

     2. The foregoing amendment has been duly adopted by the favorable vote of the holders of a majority of the outstanding stock entitled to vote thereon in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, MAI systems Corporation has caused this certificate to be signed by [name], its [title], on the [day] day of [month], 1997.

MAI Systems Corporation



By:

      Name:

      Title:

                                   Appendix B

                             MAI SYSTEMS CORPORATION
                             1993 STOCK OPTION PLAN

                                    ARTICLE I
                                    PURPOSES

     1. PURPOSE OF PLAN. The purpose of the MAI Systems Corporation 1993 Stock Option Plan (the "Plan") are to advance the interests of MAI Systems Corporation (the "Company") and its shareholders by providing significant incentives to selected officers and key employees of the Company who contribute and are expected to contribute to the success of the Company, and to enhance the interest of such officers and employees in the Company's success and progress by providing them with an opportunity to become shareholders of the Company. Further, the Plan is designed to enhance the Company's ability to attract and retain qualified employees necessary for the success and progress of the Company.

                                   ARTICLE II
                                   DEFINITIONS

     2. DEFINITIONS. Certain terms used herein shall have the meaning below stated, subject to the provisions of Section 7.1 hereof.

(a) "Board" or "Board of Directors" means the Board of Directors of the Company.

(b) "Code" means the Internal Revenue Code of 1986, as amended.

(c) "Committee" means the Compensation Committee of the Board of Directors or such other committee of the Board as shall be appointed by the Board to administer the Plan pursuant to Article VII hereof.

(d) "Common Stock" means, subject to the provisions of Section 9.3, the authorized common stock of the Company, par value $.01 per share.

(e) "Company" means MAI Systems Corporation.

(f)   "Effective   Date"  means  the  date  on  which  the  Company's   plan  of
reorganization is confirmed by the Bankruptcy Court.

(g) "Employee" means an officer or other common law employee of the Company or a Subsidiary, including a member of the Board who is also a common law employee.

(h) "Fair Market Value" means, in respect of a share of Common Stock on any date, the last reported sales price regular way on such date or, in case no such reported sale takes place on such date, the last reported sales price regular way on the day preceding such date on which a reported sale occurred, in either case on the New York Stock Exchange or, if at the time the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if at the time the Common Stock is not listed or admitted to trading on any national securities exchange, in the National Association of Securities Dealers Automated Quotations National Market System or, if at the time the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on such National Market System, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose or, if the Common Stock is not traded over-the-counter, as determined by the Committee using any reasonable valuation method.

(i) "Incentive Stock Option" means an Option to purchase Common Stock, granted by the Company to an Employee pursuant to Section 5.1 hereof, which meets the requirements of Section 422 of the Code.

(j) "Nonstatutory Stock Option" means an Option to purchase Common Stock, granted by the Company to an Employee pursuant to Section 5.1 hereof, which does not meet the requirements of Section 422 of the Code or which provides, as of the time the Option is granted, that it will not be treated as an Incentive Stock Option.

(k) "Option" means an Incentive Stock Option or a Nonstatutory Stock Option.

(l) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms of an Option Granted under the Plan.

(m) "Optionee" means an Employee to whom an Option has been granted under the Plan.

(n) "Plan" means the MAI Systems Corporation 1993 Stock Option Plan, as set forth herein and as from time to time amended.

     (o)  "Subsidiary"  means a subsidiary of the Company  within the meaning of
Section 424(f) of the Code.

                                   ARTICLE III
                EFFECTIVE DATE OF THE PLAN; RESERVATION OF SHARES

     3.1  EFFECTIVE  DATE.  The Plan shall become  effective as of the Effective
Date.

     3.2 SHARES RESERVED UNDER PLAN. The aggregate number of shares of Common Stock which may be issued upon the exercise of Options granted under the Plan shall not exceed 1,250,000 of the authorized shares of Common Stock on the Effective Date, all or any part of which may be issued pursuant to Incentive Stock Options or Nonstatutory Stock Options or any combination thereof. Shares of Common Stock issued upon the exercise of Options granted under the Plan may consist of either authorized but unissued shares or shares which have been issued and which shall have been reacquired by the Company. The total number of shares authorized under the Plan shall be subject to increase or decrease in order to give effect to the provisions of Section 9.3 and to give effect to any amendment adopted pursuant to Article VIII. If any Option granted under the Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, the number of shares as to which such Option was not exercised shall again be available for purposes of the Plan. The Company shall at all times while the Plan is in effect reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

                                   ARTICLE IV
                              PARTICIPATION IN PLAN

     4.1 ELIGIBILITY. Options under the Plan may be granted to any key Employee of the Company or a Subsidiary who performs services for the Company or a Subsidiary that the Committee deems to be of special importance to the growth and success of the Company. The Committee shall determine those Employees to whom Options shall be granted, the type of Option to be granted to each such person, and, subject to Sections 3.2 hereof, the number of shares of Common Stock subject to each such Option.

     4.2 PARTICIPATION NOT GUARANTEE OF EMPLOYMENT OR RETENTION. Nothing in this Plan or in any Option Agreement shall in any manner be construed to limit in any way the right of the Company or any Subsidiary to terminate an Employee's employment at any time, without regard to the effect of such termination on any rights such Employee would otherwise have under this Plan, or give any right to an Employee to remain employed by the Company or a Subsidiary thereof in any particular position or at any particular rate of compensation.

                                    ARTICLE V
                          GRANT AND EXERCISE OF OPTIONS

     5.1 GRANT OF OPTIONS. The Committee may from time to time in its discretion grant Incentive Stock Options and/or Nonstatutory Stock Options to Employees at any time after the Effective Date. All Options under the Plan shall be granted within ten (10) years from the date the Plan is adopted by the Board or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

     5.2 OPTION TERMS. Options granted under the Plan shall be subject to the following requirements:

(a) Option Price. The exercise price of each Incentive Stock Option shall not be less than the higher of the par value or 100% of the Fair Market Value of the shares of Common Stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be the amount determined by the Committee as set forth in the applicable Option Agreement, provided that such amount shall not be less than the higher of the par value or 85% of the Fair Market Value of the shares of Common Stock subject to the Option on the date the Option is granted, provided further that options may only be granted at less than 100% of the Fair Market Value of the shares of Common Stock subject to the Option on the date of grant if the discount is expressly in lieu of a reasonable amount of salary or cash bonus, as determined by the Board of Directors of the Committee in its sole discretion. The exercise price of an Option may be subject to adjustment pursuant to Section 9.3 hereof.

(b) Term of Option. The term during which an Option is exercisable shall be that period determined by the Committee as set forth in the applicable Option Agreement, provided that no Option shall have a term that exceeds a period of 10 years from the date of its grant.

(c) Nontransferability of Option. No Option granted under the Plan shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and each such Option shall be exercisable during the Optionee's lifetime only by him. No transfer of an Option by an Optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Committee may determine necessary to establish the validity of the transfer.

(d) Exercise of Option. Unless the Option Agreement pursuant to which an Option is granted provides otherwise, each Option shall become exercisable, on a cumulative basis, with respect to 20% of the aggregate number of the shares of Common Stock covered thereby on the first anniversary of the date of grant and with respect to an additional 20% of the shares of Common Stock covered thereby on each of the next four succeeding anniversaries of the date of grant. Any portion of an Option which has become exercisable shall remain exercisable until it is exercised in full or terminates pursuant to the terms of the Plan or the Option Agreement pursuant to which it is granted.

(e) Acceleration of Exercise on Change of Control. Notwithstanding the provisions of paragraph (d) of this Section or any other restrictions limiting the number of shares of Common Stock as to which an Option may be exercised, each Option shall become immediately exercisable in full upon and simultaneously with any "Change of Control" of the Company. For purposes of this Plan, a "Change of Control" shall be deemed to have occurred if:

      (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any employee benefit plan sponsored by the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities;

      (ii) during any period of two consecutive years individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this Section) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

      (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding
immediately   prior  thereto   continuing  to  represent  (either  by  remaining
outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

      (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets. For the purposes of this subsection (iv), "substantially all" of the Company's assets shall mean any of the following:

      (A) assets for which the price or consideration upon sale or disposition equals or exceeds fifty percent (50%) or more of the book value of the total assets of the Company;

      (B) assets for which the price or consideration upon sale or disposition equals or exceeds fifty percent (50%) or more of the fair market value of the Company (which for purposes of this subsection (iv) shall be the number of shares of voting securities outstanding on the date on which the change of control of the Company is deemed to occur multiplied by the Fair Market Value of said securities); or

      (C) assets that generated fifty percent (50%) or more of the Company's reported net sales or net income in either of the two (2) taxable years ended prior to the date on which the change of control of the Company is deemed to occur.

     Notwithstanding the foregoing provisions of this Section 5.3(e), as long as Brooke Group, Ltd. (BGL) and/or any affiliate thereof shall own stock of the Company representing 50% or more of the combined voting power for the election of directors, (x) the beneficial ownership of such stock by BGL and/or any affiliate, and (y) any acquisition of additional voting stock by BGL and/or any affiliate shall not constitute a Change of Control.

     (f) Incentive Stock Options Granted to Ten Percent Shareholders. No Incentive Stock Options shall be granted to any Employee who owns, directly or indirectly within the mean of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, unless at the time the Incentive Stock Option is granted, the exercise price of the Incentive Stock Option is at least 110% of the Fair Market Value of the Common Stock subject to such Incentive Stock Option and such Incentive Stock Option, by its terms, is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

     (g) Limitation on Incentive Stock Options. To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such Options shall be treated as Nonstatutory Options. For this purpose, Options shall be taken into account in the order in which they were granted and the Fair Market Value of the Common Stock shall be determined as of the time the Option with respect to such Common Stock is granted.

5.4.  PAYMENT OF EXERCISE PRICE AND DELIVERY OF SHARES.

     (a) Notice and Payment for Shares. Each Option shall be exercised by delivery of a written notice to the Company in such form as the Committee shall approve stating the number of the whole shares of Common Stock as to which the Option is being exercised and accompanied by payment therefor. No Option shall be deemed exercised in the event that payment therefor is not received and shares of Common Stock shall not be issued upon the exercise of an Option unless the exercise price is paid in full. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made by (i) cash, (ii) certified check payable to the order of the Company, (iii) outstanding shares of Common Stock duly endorsed to the Company (which shares of Common Stock shall be valued at their Fair Market Value as of the day preceding the date of such exercise), (iv) any combination of the foregoing, or (v) such other method of payment as may be provided in the applicable Option Agreement.

     (b) Rights of Optionee in Stock. Neither any Optionee nor the legal representatives, heirs, legatees or distributees of any Optionee, shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock issuable upon exercise of an Option granted hereunder unless and until such shares are issued to him or them and such person or persons have received a certificate or certificates therefor. Upon the issuance and receipt of such certificate or certificates, such Optionee or the legal representatives, heirs, legatees or distributees of such Optionee shall have absolute ownership of the shares of Common Stock evidenced thereby, including the right to vote such shares, to the same extent as any other owner of shares of Common Stock, and to receive dividends thereon, subject, however, to the terms, conditions and restrictions of this Plan.

                                   ARTICLE VI
                              TERMINATION AND DEATH

     6.1 TERMINATION OTHER THAN BY DEATH OR FOR CAUSE. If an Optionee's position as an Employee of the Company or a Subsidiary terminates for any reason other than death or for Cause (as defined in Section 6.2) he may, unless the applicable Option Agreement provides otherwise, exercise an Option previously granted within three months after the date of such termination, but in no event later than the date on which the Option would have expired in accordance with its terms. To the extent the Option is not so exercised, it shall expire at the end of such three-month period.

     6.2 TERMINATION FOR CAUSE. If an Optionee's position as an Employee of the Company or a Subsidiary is terminated for Cause, any Option theretofore granted to him shall expire and cease to be exercisable on the date notice of such termination is delivered to the Optionee. "Cause" shall mean (a) the willful and continued failure by an Optionee to substantially perform his duties with the Company (other than any such failure resulting from his incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Optionee by the Board, which demand specifically identifies the manner in which the Board believes that the Optionee has not substantially performed his duties, or (b) the willful engaging by the Optionee in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise. For purposes of this Section 6.2, no act, or failure to act, shall be deemed "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that such action or omission was in the best interest of the Company.

     6.3 DEATH. If an Optionee dies (i) while he is an Employee of the Company or a Subsidiary, or (ii) during the three-month period after the termination of his position as an Employee of the Company or a Subsidiary, and at the time of his death the Optionee was entitled to exercise an Option theretofore granted to him, such Option shall, unless the applicable Option Agreement provides otherwise, expire one year after the date of his death, but in no event later than the date on which the Option would have expired if the Optionee had lived. During such one-year period the Option may be exercised by the Optionee's executor or administrator or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of his death and, to the extent the Option is not so exercised, it shall expire at the end of such one-year period.

                                   ARTICLE VII
                             ADMINISTRATION OF PLAN

     7.1 ADMINISTRATION. The Plan shall be administered by the Board of Directors, Compensation Committee of the Board of Directors, or such other committee as may be appointed by the Board of Directors of the Company, which Committee shall consist of not less than two members, all of whom are members of the Board of Directors and "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Members of the Committee shall not be eligible to participate in the Plan. A majority of the Committee shall constitute a quorum thereof and the actions of a majority of the Committee at a meeting at which a quorum is present, or actions unanimously approved in writing by all members of the Committee, shall be the actions of the Committee. Vacancies occurring on the Committee shall be filled by the Board. The Committee shall have full and final authority (i) to interpret the Plan and each of the Option Agreements, (ii) to prescribe, amend and rescind rules and regulations, if any, relating to the Plan, (iii) to make all determinations necessary or advisable for the administration of the Plan and (iv) to correct any defect, supply any omission and reconcile any inconsistency in the Plan and any Option Agreement. The Committee's determination in all matters referred to herein shall be conclusive and binding for all purposes and upon all persons including, but without limitation, the Company, the shareholders of the Company, the Committee, and each of the members thereof, Employees and their respective successors in interest.

     7.2 LIABILITY. No member of the Committee shall be liable for anything done or omitted to be done by him or by any other member of the Committee in connection with the Plan, except for his own willful misconduct or gross negligence. The Committee shall have power to engage outside consultants, auditors or other professional help to assist in the fulfillment of the Committee's duties under the Plan at the Company's expense.

     7.3 DETERMINATIONS. In making its determinations concerning the key Employees who shall receive Options as well as the number of shares to be covered thereby and the time or times at which they shall be granted, the Committee shall take into account the nature of the services rendered by such key Employees, their past, present and potential contribution to the Company's success and such other factors as the Committee may deem relevant. The Committee shall determine the form of Option Agreements under the Plan and the terms and conditions to be included therein, provided such terms and conditions are not inconsistent with the terms of the Plan. The Committee may waive any provisions of any Option Agreement, provided such waiver is not inconsistent with the terms of the Plan as then in effect. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated.

                                  ARTICLE VIII
                        AMENDMENT AND TERMINATION OF PLAN

8.1   AMENDMENT OF PLAN

     (a) Generally. The Plan may be amended at any time and from time to time by the Board, but, except as provided by Section 9.3, no amendment which (i) increases the aggregate number of shares of Common Stock which may be issued pursuant to Options granted under the Plan, (ii) decreases the minimum Incentive Stock Option exercise price provided in the Plan, (iii) extends the period during which Options may be granted pursuant to the Plan, (iv) changes the class of individuals eligible to the granted Options, (v) materially increases the benefits provided by the Plan, or (vi) has the effect of any of the above shall be effective unless and until the same is approved by the affirmative vote of the holders of a majority of the outstanding shares of the Company's voting stock, either in person or by proxy, in accordance with the applicable provisions of the charter and bylaws of the Company and applicable State law. No amendment to the Plan shall, without the consent of an Optionee, affect such Optionee's rights under an Option previously granted.

     (b) Amendments Relating to Incentive Stock Options. To the extent applicable, the Plan is intended to permit the issuance of Incentive Stock Options to Employees in accordance with the provisions of Section 422 of the Code. Subject to paragraph 8.1(a) above, the Plan and Option Agreements may be modified or amended at any time, both prospectively and retroactively, and in a manner that may affect Incentive Stock Options previously granted, if such amendment or modification is necessary for the Plan and Incentive Stock Options granted hereunder to qualify under said provisions of the Code.

     8.2 TERMINATION. The Board may at any time terminate the Plan as of any date specified in a resolution adopted by the Board. If not earlier terminated, the Plan shall terminate on June 27, 2003. No Options may be granted after the Plan has terminated, but the Committee shall continue to supervise the administration of Options previously granted.

                                   ARTICLE IX
                            MISCELLANEOUS PROVISIONS

     9.1 RESTRICTIONS UPON GRANT OF OPTIONS. If the listing upon any stock exchange or the registration or qualification under any federal or state law of any shares of Common Stock to be issued on the exercise of Options granted under


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this  Plan  (whether  to  permit  the grant of  Options  or the  resale or other disposition of any such shares of Common Stock by or on behalf of Optionees receiving such shares) should be or become necessary or desirable, the Board in its sole discretion may determine that delivery of the certificates for such shares of Common Stock shall not be made until such listing, registration or qualification shall have been completed. The Company agrees that it will use its best efforts to effect any such listing, registration or qualification, provided, however, that the Company shall not be required to use its best efforts to effect such registration under the Securities Act of 1933 other than on Form S-8 or such other forms as may be in effect from time to time calling for information comparable to that presently required to be furnished under Form S-8.

     9.2 RESTRICTIONS UPON RESALE OF UNREGISTERED STOCK. Each Optionee shall, if the Company deems it advisable, represent and agree in writing (i) that any shares of Common Stock acquired by such Optionee pursuant to this Plan will not be sold except pursuant to an effective registration statement under the Securities Act of 1933 or pursuant to an exemption from registration under said Act, (ii) that such Optionee is acquiring such shares of Common Stock for his own account and not with a view to the distribution thereof, and (iii) to such other customary matters as the Company may request. In such case, no shares of Common Stock shall be issued to such Optionee unless such Optionee provides such representations and agreements and the Company is reasonably satisfied that such representations and agreements are correct.

     9.3 ADJUSTMENTS. The number of shares of Common Stock of the Company authorized for issuance under the Plan, as well as the price to be paid and the number of shares issued upon exercise of outstanding Options, shall be subject to adjustment by the Committee, in its sole discretion, to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event.

9.4   WITHHOLDING OF TAXES.

     (a) Each Optionee who exercises a Nonstatutory Stock Option shall agree that no later than the date of such exercise or receipt of shares of Common Stock pursuant thereto he will pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state or local taxes of any kind required by law to be withheld with respect to the transfer to him of such shares of Common Stock.

     (b) The applicable Option Agreement may provide that an Optionee may satisfy, in whole or in part, the requirements of paragraph (a):

     (i) by delivery of shares of Common Stock owned by the Optionee for at least six months (or such shorter or longer period as the Committee may approve) having a Fair Market Value (determined as of the date of such delivery) equal to all or part of the amount to be so withheld, or

     (ii) by electing to have the Company withhold the requisite number of shares from shares otherwise deliverable pursuant to the exercise of the Option giving rise to the tax withholding obligation provided, however, that

     (A) the Optionee's election and the withholding pursuant thereto take effect during the period beginning on the third business day following the date of release for publication of the quarterly and annual summary statements of the Company's sales and earnings and ending on the twelfth business day following such date, and six months have elapsed since the date the Option was granted, or

     (B) such election was irrevocably made by the Optionee and filed with the Committee in writing at least six months in advance of the date on which such withholding occurs.

     The Committee may require, as a condition of accepting any such delivery of Common Stock or any such election by the Optionee, that the Optionee furnish to the Company an opinion of counsel to the effect that such delivery or election will not result in the Optionee incurring any liability under Section 16(b) of the Securities Exchange Act of 1934, as amended.

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9.5 USE OF PROCEEDS. The proceeds from the sale of Common Stock pursuant to
Options granted under the Plan shall constitute general funds of the Company and may be used for such corporate purposes as the Company may determine.

9.6   SUBSTITUTION OF OPTIONS.

     (a) The Committee may, with the consent of the holder of any Option granted under the Plan, cancel such Option and grant a new Option in substitution therefor, provided that the Option as so substituted shall satisfy all of the requirements of the Plan as of the date such new Option is granted.

     (b) Options may be granted under this Plan in substitution for options held by individuals who are employees of another corporation and who become Employees of the Company or any Subsidiary of the Company eligible to receive Options pursuant to the Plan as a result of a merger, consolidation, reorganization or similar event. The terms and conditions of any Options so granted may vary from those set forth in the Plan to the extent deemed appropriate by the Committee in order to conform the provisions of Options granted pursuant to the Plan to the provisions of the options in substitution for which they are granted.

     (c) Notwithstanding the foregoing, Options granted under this Plan may not be replaced or repriced unless all of the following conditions are met:

     (i) The substitution or repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

     (ii) The substitution or repricing is not utilized more often than once every two (2) years and then only to maintain option value due to extreme circumstances beyond management's control; and

     (iii) The substitution or repricing is limited to no more than five percent (5%) of the shares authorized for issuance under the Plan.

     9.7 NOTICES. Any notice required or permitted hereunder shall be sufficiently given only if sent by registered or certified mail, return receipt requested, postage prepaid, addressed to the Company at its principal place of business, and to the Optionee at the address on file with the Company at the time of grant hereunder, or to such other address as either party may hereafter designate in writing by notice similarly given by one party to the other.

     9.8 GOVERNING LAW. The Plan and all determinations made and actions taken hereunder, to the extent not otherwise governed by the Code or the laws of the Untied States of America, shall be governed by the laws of the State of California and construed accordingly.












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